SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 1999
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                             GRC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                      1-7517                        95-2131929
----------------         -----------------------             -------------------
   (State of             (Commission File Number)            (I.R.S. Employer
  Incorporation)                                             Identification No.)


                    1900 Gallows Road, Vienna, Virginia 22182
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               (Address of principal executive office) (Zip Code)


                                 (703) 506-5000
                         -------------------------------
                         (Registrant's telephone number)

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Item 5.           Other Events.
                  ------------

On September 23, 1999, GRC International, Inc. elected Dr. Gerald R. McNichols to its board of directors.

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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

         (c)               Exhibits.
                           --------

         Exhibit No.       Description
         -----------       -----------

             99.1          Press Release dated October 6, 1999.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                GRC INTERNATIONAL, INC.



Date:    October 26, 1999       By: /s/ Thomas E. McCabe
                                    --------------------------------------------
                                    Thomas E. McCabe
                                    Senior Vice President, Director of Corporate
                                     Development, General Counsel & Secretary

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